SECURITY AGREEMENT OF 3-D GEOPHYSICAL, INC.


         This Security Agreement is entered into as November 17, 1997 by and between 3-D Geophysical, Inc., a Delaware corporation ("Debtor"), located at 8226 Park Meadows Drive, Littleton, Colorado 80124, and SANWA BUSINESS CREDIT CORPORATION, a corporation ("Secured Party"), located at 550 N. Brand Boulevard, Suite 950, Glendale, California 91203.

         1. Grant of Security Interest. Debtor hereby grants to Secured Party a continuing lien on and security interest in the property described or referred to in Paragraph 2 below (collectively, the "Collateral") to secure prompt payment and full performance of the liabilities described in Paragraph 3 below (collectively, the "Liabilities").

         2. Collateral. The Collateral consists of all of Debtor's now owned and hereafter acquired accounts, inventory, equipment, fixtures, contract rights, general intangibles, chattel paper, instruments, investment property, documents, and other property; including without limitation, the property described below and the proceeds and products thereof:

              (a) all goods of Debtor, including without limitation, machinery, equipment, furniture, furnishings, fixtures, tools, parts, supplies and motor vehicles of every kind and description and all improvements thereto which the Debtor now owns or in which Debtor may have or may hereafter acquire any interest, together with all customer lists and records of Debtor's business;

              (b) all inventory of Debtor, including, but not limited to, all merchandise, raw materials, parts, supplies, work in process, and finished products intended for sale, of every kind and description now or at any time hereafter owned by and in the custody or possession actual or constructive, of Debtor, including such inventory as is temporarily out of Debtor's custody or possession and including insurance proceeds, resulting from the sale and disposition of any of the foregoing, including, among other things, but not limited to, raw materials and merchandise, materials, parts, supplies, work in process, inventories and finished products intended for sale by Debtor including inventory temporarily removed from said premises and items in transit;

              (c) all contract rights and general intangibles of Debtor, including without limitation, goodwill, trademarks, trade styles, trade names, patents, patent applications, copyrights, bank deposits, deposit accounts, income tax refunds and property in the possession, deposited with or under the control of Secured Party or any of its affiliates;

              (d) all present and future accounts, accounts receivable and other receivables and all books and records relating thereto;

              (e) all documents, instruments, investment property, pledged assets


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and chattel paper; and

              (f) all the products and proceeds of the foregoing, and any replacements, additions, accessions, or substitutions thereof, all after acquired property, all accounts or proceeds arising from the sale or disposition of any inventory of Debtor including any returns thereof and including, where applicable, the proceeds of insurance covering said Collateral or tort claims in connection with the Collateral;

whether such Collateral shall be presently in existence or whether it shall be acquired or created by Debtor at any time hereafter, wherever located, to remain in force so long as Debtor is, in any manner, obligated to Secured Party.

         3. Liabilities. The liabilities ("Liabilities") secured under this Security Agreement are all liabilities of Debtor to Secured Party from time to time, including, without limitation, the "Liabilities" under and as defined in that certain Secured Continuing Corporate Guaranty dated the date hereof ("Guaranty") made by Debtor in favor of Secured Party with respect to the obligations of Northern Geophysical of America, Inc., a Delaware corporation ("Borrower"), Debtor's affiliate, to Secured Party, arising under or related to that certain Loan and Security Agreement dated the date hereof between Borrower and Secured Party ("Loan Agreement").

         4. Covenants of Debtor. Until the Liabilities are paid in full, Debtor agrees that it shall, except to the extent otherwise specifically provided to the contrary in the Loan Agreement:

              (a) not sell or otherwise dispose of the Collateral except for the sale of inventory in the ordinary course of business;

              (b) not create, incur, assume or permit to exist any liens, encumbrances, security interests, levies, assessments or charges on or in any of the Collateral, without Secured Party's consent;

              (c) appear in and defend, at Debtor's own expense, any action or proceeding which may affect Debtor's title to or Secured Party's interest in the Collateral;

              (d) procure or execute and deliver, from time to time, in form and substance satisfactory to Secured Party, any endorsements, assignments, financing statements or other writings deemed necessary or appropriate by Secured Party to perfect, maintain or protect Secured Party's security interest in the Collateral and the priority thereof, and take such other action and deliver such other documents, instruments and agreements pertaining to the Collateral as Secured Party may request to effectuate the intent of this Security Agreement;

              (e) notify Secured Party in writing at least thirty (30) days prior to


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any change in Debtor's name, identity or corporate structure, or any addition or change to the address of Debtor specified in the introductory paragraph hereof;

              (f) keep separate, accurate and complete records of the Collateral and provide Secured Party during normal business hours with access thereto and to Debtor's financial records, in each case with the right to make extracts therefrom;

              (g) provide Secured Party during normal business hours with access to the Collateral, and with such other information as Secured Party may reasonably request from time to time;

              (h) maintain and preserve its corporate existence, and all rights, privileges, franchises and other authority necessary for the conduct of its business;

              (i) continue operations in the same form and structure of business as currently conducted, and not merge or consolidate with or acquire or be acquired by any other corporation, partnership, entity or person, without Secured Party's prior written consent; and

              (j) comply with each of the covenants and agreements set forth in Sections 5, 6, 7, 8 and 10 of the Loan Agreement as if such covenants were applicable to Debtor and fully set forth herein.

         5. Authorized Action By Secured Party. (a) After the occurrence of any "Event of Default" (as defined below) and while it is continuing, Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact to do (but Secured Party shall not be obligated to and shall not incur any liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Security Agreement to do, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including, without limitation, the right to:

                  (i) collect by legal proceedings or otherwise and endorse, receive and receipt for all payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral;

                  (ii) enter into any extension, deposit or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral;

                  (iii) process and preserve the Collateral; and

                  (iv) make any compromise, settlement or adjustment, and take any action it deems advisable, with respect to the Collateral.

              (b) Debtor agrees to reimburse Secured Party upon demand for any


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

costs and expenses, including attorneys' fees, Secured Party may incur while acting as Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Liabilities secured hereby and are payable upon demand, with interest thereon at the interest rate then applicable to revolving loans under the Loan Agreement.

              (c) It is further agreed and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Liabilities or with respect to the Collateral.

              (d) Whether or not Debtor is in default, Debtor agrees that Secured Party may at any time send verification requests, and so long as an Event of Default has not occurred, such requests will not identify Secured Party to any account debtor on any Collateral.

              (e) If Debtor's records are prepared or retained by a computer service company or any accountant or accounting service, so long as any Liabilities are outstanding, Debtor grants Secured Party the absolute and irrevocable right, with reasonable notice to Debtor, to inspect such records (including Debtor's internal work papers), receive duplicate copies of all information furnished to Debtor and prepared by such company, accountant or accounting service, and agrees to furnish such consents as may be necessary to effectuate the same. Debtor further agrees to promptly notify Secured Party of the name and address of such company, accountant or accounting service and of any change in respect thereof.

              (f) All the foregoing powers authorized herein, being coupled with an interest, are irrevocable so long as any Liabilities are outstanding.

         6. Default. The occurrence of any of the following events or conditions (herein "Events of Default") shall constitute an Event of Default hereunder:

              (a) breach, violation or nonperformance of any covenant on Debtor's part hereunder or under the Guaranty;

              (b) non-payment of any of the Liabilities as and when due and payable to Secured Party; or

              (c)  any  Event  of  Default  under  and as  defined  in the  Loan
Agreement.

         7. Remedies. Upon the occurrence and during the continuation of any


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

Event of Default, Secured Party may, at its option, without notice to or demand on Debtor, declare all Liabilities immediately due and payable, and Secured Party shall have all the default rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of California and other applicable law as well as the following rights and remedies, all of which may be exercised with or without further notice to Debtor:

              (a) to the extent permitted by law, to notify any and all obligors and account debtors on the Collateral that the same has been assigned to Secured Party and that all payments thereon are to be made directly to Secured Party;

              (b) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral, and to extend the time of payment, make allowances and adjustments and to issue credits in Secured Party's name or in the name of Debtor in respect thereof;

              (c) to enter any premises where any Collateral may be located and to take possession of and remove the Collateral, with or without judicial process;

              (d) to sell or otherwise dispose of the Collateral or any part thereof, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

              (e) to remove from any premises where the same may be located, any and all documents, instruments, files and records relating to the collateral, and Secured Party may, at Debtor's expense, use the supplies and space of Debtor at its places of business as may be necessary to properly administer and control the Collateral or the handling of collections and realizations thereon;

              (f) receive, open and dispose of all mail addressed to Debtor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; and

              (g) take or bring, in Secured Party's name or in the name of Debtor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable.

         8. Application of Proceeds of Collateral. The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied first to the expenses (including all attorneys' fees) of retaking, holding, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Liabilities secured hereby, application as to any particular obligation or indebtedness or


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

against principal or interest to be in Secured Party's discretion. Debtor shall be liable to Secured Party and shall pay to Secured Party on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral.

         9. Cumulative Rights. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party under any statute or rule of law or any other document, instrument or agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

         10. Waiver. Any forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power prior to pursuing Debtor in respect of the Liabilities.

         11. Setoff. Debtor agrees that Secured Party may exercise its rights of setoff with respect to the Liabilities in the same manner as if the Liabilities were unsecured.

         12. Binding Upon Successors. All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind the representatives, executors, administrators, heirs, successors and assigns of the Debtor.

         13. Entire Agreement; Severability. This Security Agreement contains the entire security agreement between Secured Party and Debtor with respect to the Collateral. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         14. References. The captions or titles of the paragraphs of this Security Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         15. Governing Law; Waivers. This Agreement shall be interpreted in accordance with the internal laws (and not the conflict of laws rules) of the State of California governing contracts to be performed entirely within such state. Debtor hereby consents to the exclusive jurisdiction of any state or federal court located within the County of Los Angeles in the State of California or, at the sole option of Secured Party, in any other court in which Secured Party shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. Debtor waives any objection of forum non conveniens and venue. Debtor further waives personal service of any and all


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process  upon it, and  consents  that all such service of process be made in the manner set forth in Section 17 hereof for the giving of notice. BOTH DEBTOR AND SECURED PARTY WAIVE ANY RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

         16. Attorneys' Fees. If any legal action or proceeding shall be commenced at any time by any party to this Agreement in connection with the interpretation of this Agreement or the enforcement of any rights or remedies hereunder, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

         17. Notice. Any written notice, consent or other communication provided for in this Security Agreement shall be delivered personally (effective upon delivery), via overnight courier (effective the next day after dispatch) or via U.S. Mail (effective 3 days after mailing, postage prepaid, first class) to each party at its address set forth above, or to such other address as either party shall specify to the other; provided, that all notices to Secured Party shall be copied to any assignee of Secured Party's rights hereunder.

         18. Counterparts. This Security Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


SECURED PARTY:                                        DEBTOR:

SANWA BUSINESS CREDIT                                 3-D GEOPHYSICAL, INC.
CORPORATION

By:  /s/ Timothy K. Turner                           By:  /s/ Ronald L. Koons
     ---------------------                                -------------------
Its:  First Vice President                           Its:  Vice President


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